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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 9, 2003
                        (Date of earliest event reported)




                             POWELL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 NEVADA                               0-6050                    88-0106100
    (State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer
     incorporation or organization)                                       Identification Number)

           8550 MOSLEY DRIVE
             HOUSTON, TEXAS                                                     77075-1180
(Address of Principal Executive Offices)                                        (Zip Code)

                                 (713) 944-6900
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

On December 9, 2003, Powell Industries, Inc. (NASDAQ: POWL) announced results for the fiscal 2003 fourth quarter and year ended October 31, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

(c)  Exhibits:

     EXHIBIT
     NUMBER                        DESCRIPTION
     -------                       -----------
       99.1             Press Release dated December 9, 2003.

ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 9, 2003, the Company held a conference call to discuss its fiscal 2003 fourth quarter and year end results, as reflected in the attached press release dated December 9, 2003 released earlier that day. The press release refers to free cash flow for the year of $31.9 million, which is defined as total cash flows from operations of $36.4 million less all capital expenditures of $4.5 million. A copy of the transcript of the conference call can be accessed through the "News" tab at www.powellind.com. The transcript contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that such forward-looking statements involve risks and uncertainties in that actual results may differ materially from those projected in the forward-looking statements. In the course of operations, the Company is subject to certain risk factors, including but not limited to competition and competitive pressures, sensitivity to general economic and industrial conditions, international political and economic risks, availability and price of raw materials and execution of business strategy. The information in this Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition. Pursuant to general instruction B.6. of Form 8-K, the information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           POWELL INDUSTRIES, INC.


Date:  December 15, 2003                   By: /s/ DON R. MADISON
                                               --------------------------------
                                               Don R. Madison
                                               Vice President
                                               Chief Financial Officer
                                               (Principal Accounting and
                                                Financial Officer)